EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Company”) on Form N-CSR for the period ending October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David D. Grumhaus, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 23, 2025

/s/ David D. Grumhaus, Jr
David D. Grumhaus, Jr.
President and Chief Executive Officer (Principal Executive Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Duff & Phelps Utility and Infrastructure Fund Inc. (the “Company”) on Form N-CSR for the period ending October 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Patrick Bradley, Vice President, Treasurer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 23, 2025

/s/ W. Patrick Bradley
W. Patrick Bradley
Vice President, Treasurer and Principal Financial and Accounting Officer (Principal Financial Officer)

This Section 906 certification is being furnished to the SEC, rather than filed with the SEC, as permitted under applicable SEC rules.